UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 23, 2009

Biolase Technology, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 26, 2009, Biolase Technology, Inc. (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission (the "March 26, 2009 Form 8-K"), and Amendment No. 1 to the March 26, 2009 Form 8-K, filed on April 8, 2009 (together with the March 26, 2009 Form 8-K, the "NASDAQ Form 8-K") relating to the Company's compliance with the listing standards of The NASDAQ Global Market.

The purpose of this second amendment to the NASDAQ Form 8-K is to disclose that NASDAQ has approved the Company's application to transfer the listing of its common stock from The NASDAQ Global Market to The NASDAQ Capital Market. The transfer will be effective at the opening of business on April 16, 2009, and the company’s common stock will continue to trade under the symbol "BLTI." The transfer to The NASDAQ Capital Market allows the company to continue its NASDAQ listing status.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase Technology, Inc.

April 15, 2009	By:	/s/ David M. Mulder

Name: David M. Mulder
Title: Chief Executive Officer